UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   April 23, 2019

Greenlane Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-38875	83-0806637
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Broken Sound Pkwy., Suite 300 Boca Raton, Florida		33487
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (877) 292-7660

         N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement

Underwriting Agreement

On April 17, 2019, Greenlane Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the selling stockholders named on Schedule B thereto (the “Selling Stockholders”), and Cowen and Company LLC and Canaccord Genuity LLC, as representatives of the underwriters set forth on Schedule A thereto (collectively, the “Underwriters”), relating to the Company’s initial public offering (the “IPO”) of its Class A common stock, par value $0.01 per share (the “Class A Common Stock”). Under the Underwriting Agreement, the Company agreed to sell 5,250,000 shares, and the Selling Stockholders agreed to sell an aggregate of 750,000 shares, of Class A Common Stock to the Underwriters at a purchase price per share of $15.81 (the offering price to the public of $17.00 per share minus the underwriters’ discount), pursuant to the Company’s registration statement on Form S-1 (File No. 333-230405), as amended, under the Securities Act of 1933, as amended (the “Securities Act”), and the related registration statement on Form S-1 (File No. 333-230925) that was filed by the Company under Rule 462(b) under the Securities Act (collectively, the “Registration Statement”). The Selling Stockholders also provided the Underwriters with an option to purchase up to an additional 900,000 shares of Class A Common Stock to cover over allotments.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company and the Selling Stockholders. It also provides that the Company and the Selling Stockholders will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or contribute to payments the Underwriters may be required to make because of any of those liabilities.

Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various investment banking services for the Company for which they received or will receive customary fees and expenses.

The closing of the IPO occurred on April 23, 2019.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Reorganization Transactions

In connection with the IPO, the Company entered into a Reorganization Agreement dated as of April 17, 2019 among the Company, Greenlane Holdings, LLC, a Delaware limited liability company and, at such time, an affiliate of the Company (the “LLC”), and the members of the LLC listed on the signature page thereto (the “Reorganization Agreement”) and completed a series of transactions described therein (the “Reorganization Transactions”). The Reorganization Agreement governs the terms of the Reorganization Transactions, which Reorganization Transactions are described in the Registration Statement. A copy of the Reorganization Agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Also in connection with the IPO and the Reorganization Transactions, the Company entered into the following additional agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	a Tax Receivable Agreement, dated April 17, 2019, by and among the Company, the LLC and each of the members of the LLC from time to time party thereto (the “Tax Receivable Agreement”), a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference;

●	a Registration Rights Agreement, dated April 17, 2019, by and among the Company and each of the persons from time to time party thereto (the “Registration Rights Agreement”), a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference;

●	a Third Amended and Restated Operating Agreement of the LLC, dated April 17, 2019, by and among the LLC and the members of the LLC (the “Operating Agreement”), a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

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The terms of the Reorganization Agreement, the Tax Receivable Agreement, the Registration Rights Agreement and the Operating Agreement are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described in the Registration Statement.

Indemnification Agreements

On April 17, 2019, the Company entered into indemnification agreements with each of its executive officers and directors. These agreements provide, in general, that the Company shall indemnify the applicable executive officer or director to the fullest extent permitted by law in connection with their service to the Company or on the Company’s behalf. The foregoing summary of the indemnification agreements is qualified in its entirety by reference to the form of the indemnification agreement, which is filed as Exhibit 10.5 to the Registration Statement and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Issuance of Class B and Class C Common Stock

On April 17, 2019, in connection with the Reorganization Transactions, and pursuant to the Reorganization Agreement, the Company issued (i) to the Non-Founder Members of the LLC (as defined in the Reorganization Agreement) an aggregate of 6,051,568 shares of the Class B common stock, par value $0.0001 per share, of the Company (the “Class B Common Stock”), and (ii) to the Founder Members of the LLC (as defined in the Reorganization Agreement) an aggregate of 78,951,969 shares of the Class C common stock, par value $0.0001 per share, of the Company (the “Class C Common Stock”).  Subsequent thereto, in connection with the IPO, certain of the Non-Founder Members redeemed an aggregate of 105,140 shares of Class B Common Stock (and a like number of Common Units of the LLC) for an aggregate of 105,140 shares of Class A common stock, and the Founder Members redeemed an aggregate of 1,934,580 shares of Class C common stock (and 644,860 Common Units of the LLC) for an aggregate of 644,860 shares of Class A common stock, which shares of Class A common stock were sold by such members of the LLC as selling stockholders in the IPO. The Class B Common Stock and Class C Common Stock were issued for nominal consideration. Holders of Class B Common Stock and Class C Common Stock are entitled to cast one vote per share, but such shares will not confer any economic rights in the Company (such that the holders of such shares do not have the right to receive any distributions or dividends, whether cash or stock, in connection with such shares of common stock).

The shares of Class B Common Stock and Class C Common Stock were issued in reliance on the registration exemption contained in Section 4(a)(2) of the Securities Act on the basis that the transaction did not involve a public offering. No underwriters were involved in the issuance and sale of such shares of Class B Common Stock or Class C Common Stock.

Issuance of Shares to Noteholders

On April 23, 2019, in connection with the closing of the IPO and the Reorganization Transactions, the Company issued an aggregate of 3,547,776 shares of Class A Common Stock to the holders of $48.25 million aggregate principal amount of convertible promissory notes of the LLC that were issued in December 2018 and January 2019 to accredited investors, which promissory notes automatically settled in shares of Class A Common Stock at a settlement price equal to 80% of the initial public offering price of the Class A Common Stock, or $13.60 per share, upon the closing of the IPO.

The shares of Class A Common Stock were issued in reliance on the registration exemption contained in Section 4(a)(2) of the Securities Acton the basis that the transaction did not involve a public offering. No underwriters were involved in the issuance and sale of such shares of Class A Common Stock.

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 17, 2019, in connection with the IPO and the Reorganization Transactions, the Company adopted the Greenlane Holdings, Inc. 2019 Equity Incentive Plan (the “Plan”), as described in the Registration Statement. An aggregate of 5,000,000 shares of Class A Common Stock were originally reserved for future issuance under the Plan. In addition, the number of shares of Class A Common Stock available for issuance under the Plan will increase annually without further board of directors or stockholder approval.

The foregoing summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 17, 2019, in connection with the IPO and the Reorganization Transactions, the Company amended and restated its certificate of incorporation (the “Restated Certificate”) and amended and restated its by-laws (the “Restated By-Laws”). The Company filed the Restated Certificate with the Secretary of State of the State of Delaware on April 17, 2019. The terms of the Restated Certificate and of the Restated By-Laws are substantially the same as described in the Registration Statement. The Restated Certificate is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the Restated By-Laws are attached as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 17, 2019, by and among Greenlane Holdings, Inc., Cowen and Company LLC and Canaccord Genuity LLC (as representatives of the underwriters named therein), and the selling stockholders named therein.

3.1	Amended and Restated Certificate of Incorporation of Greenlane Holdings, Inc.

3.2	Second Amended and Restated By-Laws of Greenlane Holdings, Inc.

10.1	Registration Rights Agreement, dated April 17, 2019, by and among Greenlane Holdings, Inc., Greenlane Holdings, LLC and each other person from time to time party thereto.

10.2	Third Amended and Restated Operating Agreement of Greenlane Holdings, LLC, dated April 17, 2019, by and among Greenlane Holdings, LLC and its Members.

10.3	Reorganization Agreement, dated April 17, 2019, by and among Greenlane Holdings, Inc., Greenlane Holdings, LLC and the members of Greenlane Holdings, LLC listed on the signature pages thereto.

10.4	Tax Receivable Agreement, dated April 17, 2019, by and among Greenlane Holdings, Inc., Greenlane Holdings, LLC and each of the members of Greenlane Holdings, LLC from time to time party thereto.

10.5	Greenlane Holdings, Inc. 2019 Equity Incentive Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLANE HOLDINGS, INC.

By:	/s/ Ethan Rudin
Name: Ethan Rudin Title: Chief Financial Officer

April 25, 2019

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 17, 2019, by and among Greenlane Holdings, Inc., Cowen and Company LLC and Canaccord Genuity LLC (as representatives of the underwriters named therein), and the selling stockholders named therein.

3.1	Amended and Restated Certificate of Incorporation of Greenlane Holdings, Inc.

3.2	Second Amended and Restated By-Laws of Greenlane Holdings, Inc.

10.1	Registration Rights Agreement, dated April 17, 2019, by and among Greenlane Holdings, Inc., Greenlane Holdings, LLC and each other person from time to time party thereto.

10.2	Third Amended and Restated Operating Agreement of Greenlane Holdings, LLC, dated April 17, 2019, by and among Greenlane Holdings, LLC and its Members.

10.3	Reorganization Agreement, dated April 17, 2019, by and among Greenlane Holdings, Inc., Greenlane Holdings, LLC and the members of Greenlane Holdings, LLC listed on the signature pages thereto.

10.4	Tax Receivable Agreement, dated April 17, 2019, by and among Greenlane Holdings, Inc., Greenlane Holdings, LLC and each of the members of Greenlane Holdings, LLC from time to time party thereto.

10.5	Greenlane Holdings, Inc. 2019 Equity Incentive Plan.

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